John Hancock Funds II
Supplement dated March 2, 2012
to the Statement of Additional Information dated December 16, 2011
Global Absolute Return Strategies Fund
The Statement of Additional Information for the Global Absolute Return Strategies Fund is revised to include the Ticker symbol JHASX for Class R6 shares.